AMENDED AND RESTATED GLOBAL PROMISSORY NOTE

$100,000,000                                               September 29, 1998
                                                           New York, New York

     FOR VALUE RECEIVED, EACH BORROWER identified on Annex A attached hereto (collectively, "Borrowers"), hereby promises to pay to SALOMON BROTHERS REALTY CORP. ("Salomon"), at its principal office at 7 World Trade Center, 29th Floor, New York, New York 10048, the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) (or such portion thereof as may be outstanding from time to time) in lawful money of the United States of America and in immediately available funds, on the date provided in the Loan Agreement (hereinafter defined), and to pay interest on the unpaid Principal Indebtedness (as such term is defined in the Loan Agreement), at such office, in like money and funds, for the period commencing on the initial Advance Closing Date (as such term is defined in the Loan Agreement) until such Principal Indebtedness shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

     The date and amount of each Advance (as such term is defined in the Loan Agreement) on each Advance Closing Date and the date and amount of each payment of interest, principal and other amounts due under the Loan Documents (as such term is defined in the Loan Agreement), shall be recorded by Agent (as such term is hereinafter defined) on the schedule attached hereto provided that the failure of Agent to make any such recordation shall not affect the obligations of the Issuer to make a payment when due of any amount owing under the Loan Agreement or hereunder.

     This Amended and Restated Global Promissory Note amends and restates the Global Promissory Note referred to in the Loan Agreement, dated as of February 26, 1997, as amended as of the date hereof (as the same may be further modified and supplemented and in effect from time to time, the "Loan Agreement") between Borrowers, Salomon (as initial lender and as agent for administration of the Loan ("Agent")), Kranzco Realty Trust, as guarantor, and LaSalle National Bank, as collateral agent for Lender, and evidences the Principal Indebtedness loaned thereunder.

     The obligations under this Amended and Restated Global Promissory Note are recourse only to the extent and as limited by the Loan Agreement, and the provisions of Section 8.24 of the Loan Agreement are hereby incorporated herein by reference as if set forth herein in their entirety.

     The Loan Agreement provides for the acceleration of the maturity of this Amended and Restated Global Promissory Note upon the occurrence of certain events and for prepayment of the Amended and Restated Global Promissory Note upon the terms and conditions specified therein.

     This Amended and Restated Global Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York.

KR BRADFORD MALL, L.P.,
a Pennsylvania limited partnership

By: KR BRADFORD MALL, INC.,
    a Pennsylvania corporation, peneral partner

    By:/s/ Robert H. Dennis
      -----------------------------
        Name:       Robert H. Dennis
        Title:      Vice President


KR BARN, L.P.,
a Pennsylvania limited partnership

By: KR BARN, INC.,
    a Pennsylvania corporation, general partner

    By:/s/ Robert H. Dennis
      -----------------------------
        Name:       Robert H. Dennis
        Title:      Vice President


KR VALLEY FORGE, L.P.,
a Pennsylvania limited partnership

By: KR VALLEY FORGE, INC.,
    a Pennsylvania corporation, general partner

    By:/s/ Robert H. Dennis
      -----------------------------
        Name:       Robert H. Dennis
        Title:      Vice President

KR DEVELOPMENT, L.P.,
a Pennsylvania limited partnership

By: KR DEVELOPMENT, INC.,
    a Pennsylvania corporation, general partner

    By:/s/ Robert H. Dennis
      -----------------------------
        Name:       Robert H. Dennis
        Title:      Vice President

LILAC NEW YORK CORP., a New York corporation
KR PARKWAY PLAZA I, CORP., a Connecticut corporation
KR WAMPANOAG, INC., a Rhode Island corporation
KR BROOKHAVEN, INC., a Mississippi corporation
KR MORGANTON, INC., a North Carolina corporation
KR HARRODSBURG, INC., a Kentucky corporation
KRT UNION CORP., a Delaware corporation
KRANZCO RAYNHAM, INC., a Massachusetts corporation
KR MINNETONKA, INC., a Minnesota corporation
KR ROSEVILLE, INC., a Minnesota corporation
KR TUCSON, INC., an Arizona corporation
KR BAINBRIDGE, INC., a Georgia corporation
KR TOWER PLAZA, INC., a Georgia corporation
KR LIVONIA, INC., a Michigan corporation


By:/s/ Robert H. Dennis
   -----------------------------
Name:   Robert H. Dennis
Title:  Vice President of each of the
        aforementioned corporations

                              SCHEDULE OF NOTES

    This Amended and Restated Global Promissory Note, together with any Registered Note delivered in exchange for any portion of this Amended and Restated Global Promissory Note, evidences the aggregate principal amount of Loan outstanding or which may be outstanding from time to time under the Loan Agreement, subject to the payments and prepayments of principal set forth below:

    Date of      Amount of     Amount Paid    Aggregate Unpaid    Notation
Loan Advance   Loan Advance    or Prepaid     Principal Amount     Made By
------------   ------------    ----------     ----------------     -------

                                   ANNEX A

KR BRADFORD MALL, L.P., a Pennsylvania limited partnership
KR BARN, L.P., a Pennsylvania limited partnership
KR DEVELOPMENT, L.P., a Pennsylvania limited partnership
LILAC NEW YORK CORP., a New York corporation
KR PARKWAY PLAZA I, CORP., a Connecticut corporation
KR VALLEY FORGE, LP., a Pennsylvania limited partnership
KR WAMPANOAG, INC., a Rhode Island corporation
KR BROOKHAVEN, INC., a Mississippi corporation
KR MORGANTON, INC., a North Carolina corporation
KR HARRODSBURG, INC., a Kentucky corporation
KRT UNION CORP., a Delaware corporation
KRANZCO RAYNHAM, INC., a Massachusetts corporation
KR MINNETONKA, INC., a Minnesota corporation
KR ROSEVILLE, INC., a Minnesota corporation
KR TUCSON, INC., an Arizona corporation
KR BAINBRIDGE, INC., a Georgia corporation
KR TOWER PLAZA, INC., a Georgia corporation
KR LIVONIA, INC., a Michigan corporation